EXHIBIT 10.12

              SECURITIES PURCHASE AGREEMENT DATED DECEMBER 23, 1998
           AMONG THE COMPANY, INTERNEXUS, S.A. AND FONDELEC ESSENTIAL
                           SERVICES GROWTH FUND, L.P.

                         ______________________________

                          SECURITIES PURCHASE AGREEMENT
                         ______________________________


                   SUBORDINATED EXCHANGEABLE PROMISSORY NOTES

                                       OF

                        CONVERGENCE COMMUNICATIONS, INC.

                          Dated as of December 23, 1998

                                                  TABLE OF CONTENTS
Section                                                                                                        Page
1.       Definitions..............................................................................................1
2.       Issuance, Purchase and Sale of Securities................................................................6
                  2.1      Issuance of the Securities.............................................................6
         2.2      Sale and Purchase of the Securities.............................................................6
3.       Closing of Sale of Securities............................................................................7
4.       Covenants of the Company.................................................................................7
         4.1      Deliveries by the Company to the Purchasers on the Closing Date.................................7
                  (a)      Securities.............................................................................7
                  (b)      Opinion of Counsel.....................................................................7
                  (c)      Stockholders' Agreement................................................................7
                  (d)      Registration Rights Agreement..........................................................7
                  (e)      Officer's Certificate..................................................................7
                  (f)      Payment of Closing Fees................................................................7
         4.2      Deliveries by the Purchasers to the Company on the Closing Date.................................8
                  (a)      Purchase Price.........................................................................8
                  (b)      Stockholders' Agreement................................................................8
                  (c)      Registration Rights Agreement..........................................................8
5.       Representations and Warranties, Etc......................................................................8
         5.1      Organization and Qualification; Authority.......................................................8
         5.2      Corporate Authorization.........................................................................8
         5.3      No Conflict; Requisite Consents.................................................................9
         5.4      Capitalization..................................................................................9
         5.5      Litigation; Defaults...........................................................................10
         5.6      No Material Adverse Change.....................................................................10
         5.7      Employee Programs..............................................................................10
         5.8      Private Offerings..............................................................................12
         5.9      Company SEC Documents..........................................................................12
         5.10     Financial Statements; No Undisclosed Liabilities...............................................12
         5.11     Environmental Regulation, Etc..................................................................13
         5.12     Properties and Assets..........................................................................13
         5.13     Insurance......................................................................................13
         5.14     Employment Practices...........................................................................14
         5.15     Intellectual Property..........................................................................14
         5.16     Material Contracts.............................................................................14
         5.17     Taxes..........................................................................................14
         5.18     Licenses.......................................................................................15
         5.19     Transactions with Affiliates...................................................................15
         5.20     Federal Reserve Regulations....................................................................15
         5.21     Investment Company Act.........................................................................15
         5.22     Broker's or Finder's Commissions...............................................................15
         5.23     Books and Records..............................................................................15
         5.24     Disclosure.....................................................................................15
6.       Representations and Warranties of the Purchasers........................................................16
7.       Covenants of the Company................................................................................17
         7.1      Use of Proceeds................................................................................17
         7.2      Charter Documents..............................................................................17
         7.3      Ordinary Course................................................................................17
         7.4      Issuance of Securities.........................................................................17
         7.5      Dividends; Changes in Capital Stock............................................................17
         7.6      Change in Condition............................................................................18
         7.7      No Action......................................................................................18
         7.8      Replacement of Certificates....................................................................18
8.       Rights and Obligations of the Purchasers................................................................18
         8.1      Exchange Right.................................................................................18
         8.2      Reservation of Securities......................................................................18
         8.3      Anti-Dilution Provisions - Adjustment of Number of Shares of Capital Stock.....................19
                  (a)      Combinations and Subdivisions of Capital Stock........................................19
                  (b)      Distributions in Respect of Capital Stock.............................................19
                  (c)      Recapitalization, Reclassification and Succession.....................................19
                  (d)      Fractional Shares.....................................................................19
                  (e)      Issuance of Additional Shares of Capital Stock........................................20
                  (f)      Company to Prevent Dilution...........................................................20
         8.4      Notice to the Holder...........................................................................20
         8.5      Exchange Listing by the Company................................................................21
9.       Conditions to Closing...................................................................................22
         9.1      Conditions to the Company's Obligations........................................................22
         9.2      Conditions to the Purchasers' Obligations......................................................22
10.      Restrictions on Transfer................................................................................23
         10.1     Restrictive Legends............................................................................23
         10.2     Notice of the Proposed Transfer; Opinion of Counsel............................................23
11.      Miscellaneous...........................................................................................24
         11.1     Indemnification; Expenses, Etc.................................................................24
         11.2     Survival of Representations and Warranties.....................................................25
         11.3     Amendment and Waiver...........................................................................25
         11.4     Notices, Etc...................................................................................25
         11.5     Entire Agreement...............................................................................25
         11.6     Successors and Assigns.........................................................................26
         11.7     Agreement and Action of the Purchasers.........................................................26
         11.8     Expenses.......................................................................................26
         11.9     Descriptive Headings...........................................................................26
         11.10    Governing Law..................................................................................26
         11.11    Counterparts...................................................................................26


                                    SCHEDULES

SCHEDULE 5.1      --       Qualified Jurisdictions and Subsidiaries

SCHEDULE 5.2      --       Authorization

SCHEDULE 5.3      --       Consents

SCHEDULE 5.4      --       Capitalization

SCHEDULE 5.5      --       Litigation; Defaults

SCHEDULE 5.6      --       Material Developments

SCHEDULE 5.7      --       ERISA

SCHEDULE 5.10     --       Undisclosed Liabilities

SCHEDULE 5.11     --       Environmental

SCHEDULE 5.12     --       Properties and Assets

SCHEDULE 5.13     --       Insurance

SCHEDULE 5.14     --       Employment Practices

SCHEDULE 5.15     --       Intellectual Property

SCHEDULE 5.16     --       Material Contracts

SCHEDULE 5.17     --       Taxes

SCHEDULE 5.18     --       Licenses

SCHEDULE 5.19     --       Transactions with Affiliates


                                    EXHIBITS

EXHIBIT A         --       Certificate of Designations of Series C Preferred
                               Stock

EXHIBIT B         --       Form of Note

EXHIBIT C         --       Form of Registration Rights Agreement

EXHIBIT D         --       Stockholders' Agreement

EXHIBIT E         --       Form of Warrant

EXHIBIT F         --       Form of Opinion of Parsons Behle & Latimer

EXHIBIT G         --       List of DAC Aid Recipients

EXHIBIT H         --       Form of Exchange Notice

                          SECURITIES PURCHASE AGREEMENT

         This SECURITIES PURCHASE AGREEMENT ("Agreement"), dated as of December __, 1998, by and among Convergence Communications, Inc., a Nevada corporation (the "Company"), FondElec Essential Services Growth Fund, L.P., a Cayman Islands limited partnership ("FESGF") and Internexus, S.A., an Argentinian corporation ("Internexus"). FESGF and Internexus are also each referred to herein as a "Purchaser," and collectively, the "Purchasers."

                              W I T N E S S E T H:

         WHEREAS, the Company is in the process of raising capital through the sale by the Company of debt or equity securities resulting in gross proceeds of up to $35 million (the "Financing"); and

         WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, the Notes (as defined below) in the aggregate amount of $10,000,000 and the Warrants (as defined below), on the terms, and subject to the conditions, set forth herein.

         NOW,  THEREFORE,   in  consideration  of  these  premises,  the  mutual
covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. For purposes hereof unless the context otherwise requires, the following terms shall have the meanings indicated. All accounting terms not otherwise defined herein, shall have the respective meanings accorded to them under GAAP (as defined below). Unless the context otherwise requires,
(i) references to a "Schedule" or an "Exhibit" are to a Schedule or an Exhibit attached to this Agreement, (ii) references to a "section" are to a section of this Agreement and (iii) any of the following terms may be used in the singular or the plural, depending on the reference.

                  "Affiliate" means any Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, (ii) which beneficially owns or holds 10% or more of any class of the outstanding Voting Stock of the Company or (iii) which is a relative or spouse of such person, or any relative of such spouse, who has the same home as such person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of Voting Stock, by Contract or otherwise.

                  "Agreement" means this Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments thereto.

                  "Benefit  Plans" has the meaning  ascribed  thereto in Section
5.7 hereof.

                  "Business Day" means any day that is not a Saturday, a Sunday or a day on which banking institutions in New York, New York are authorized or obligated by Law, executive order or government decree to be closed.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated and whether voting or non-voting) of such Person's capital stock, whether outstanding on the Closing Date or issued after the Closing Date and any and all rights, warrants or options exercisable or exchangeable for or convertible into such capital stock.

                  "Certificate  of   Designations"   means  the  Certificate  of
Designations of the Series C Preferred Stock, substantially in the form of Exhibit A hereto.

                  "Charter  Documents"  has  the  meaning  ascribed  thereto  in
Section 5.1 hereof.

                  "Closing"  has the  meaning  ascribed  thereto  in  Section  3 hereof.

                  "Closing Date" has the meaning ascribed thereto in Section 3 hereof.

                  "Code" means the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder, as amended from time to time.

                  "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Common Stock" means the common stock, par value $.001 per share, of the Company.

                  "Company" has the meaning ascribed thereto in the introduction hereof.

                  "Company  Financial   Statements"  has  the  meaning  ascribed
thereto in Section 5.10 hereof.

                  "Company SEC  Documents" has the meaning  ascribed  thereto in
Section 5.9 hereof.

                  "Contracts" has the meaning ascribed thereto in Section 5.16 hereof.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations promulgated thereunder, as amended.

                  "ERISA Affiliate" means any trade or business (whether incorporated or unincorporated) which is a member of a group described in
Section 414(b), (c), (m) or (o) of the Code, of which the Company also is a member.

                  "ERISA Affiliate Title IV Plan" has the meaning ascribed thereto in Section 5.7 hereof.

                  "Exchangeable  Securities" has the meaning ascribed thereto in
Section 8.4(b) hereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations of the Commission promulgated thereunder, as amended.

                  "Exchange  Price" has the meaning  ascribed thereto in Section
8.1 hereof.

                  "Fair Market Value" means, with respect to the shares of Common Stock issuable upon exchange of the Notes, the lower of (a) the Market Price on the date of exchange of the Notes for Common Stock or (b) the average closing sales price per share of Common Stock for the ten (10) trading days immediately preceding the date of exchange of the Notes for Common Stock.

                  "Financing"   has  the   meaning   ascribed   thereto  in  the
introduction hereof.

                  "GAAP" means generally accepted accounting principles and practices set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession that are applicable to the circumstances as of the date of determination.

                  "Governmental Authority" means any governmental or quasi-governmental authority including, without limitation, any federal, state, territorial, county, municipal or other governmental or quasi-governmental agency, board, branch, bureau, commission, court, arbitration panel, department, authority, body or other instrumentality or political unit or subdivision or official thereof, whether domestic or foreign.

                  "Holder" means any Person who now holds or shall hereafter acquire and hold the Notes.

                  "Indemnified Party" or "Indemnified Parties" has the meaning ascribed thereto in Section 11.1(a) hereof.

                  "Intellectual Property" shall mean all registered patents, trademarks, product designations, service marks, copyrights, and applications for any of the foregoing, used, licensed, leased or owned, by a Person which is material to the operations of such Person.

                  "Law" means any statute, ordinance, code, rule, regulation or order enacted, adopted, promulgated, applied or followed by any Governmental Authority.

                  "License" or "Licenses"  has the meaning  ascribed  thereto in
Section 5.18 hereof.

                  "Lien" means any security agreement, financing statement (whether or not filed) mortgage, lien (statutory or otherwise), charge, pledge, hypothecation, conditional sales agreement, adverse claim, title retention agreement or other security interest, encumbrance, lien, charge, restrictive agreement, mortgage, deed of trust, indenture, pledge, option, limitation, exception to or other title defect in or on any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale, lease, consignment, or bailment given for security purposes, trust receipt or other title retention agreement with respect to any Property or asset of such Person, whether direct, indirect, accrued or contingent.

                  "Losses" has the meaning ascribed thereto in Section 11.1(a) hereof.

                  "Market Price" means, with respect to the shares of Common Stock issuable upon exchange of the Notes, (a) if the shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price as reported on such exchange or market; (b) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation for the shares as reported on NASDAQ or a similar service if NASDAQ is not reporting such information; (c) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for the shares as quoted by a market maker in the shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation). In the absence of any available public quotations for the Common Stock, the Board of Directors of the Company shall determine in good faith the fair value of the Common Stock, which determination shall be set forth in a certificate by the Secretary of the Company.

                  "Material  Adverse Effect" has the meaning ascribed thereto in
Section 5.1 hereof.

                  "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

                  "Notes" means the Subordinated Exchangeable Promissory Notes of the Company, substantially in the form of Exhibit B hereto.

                  "Person" means any individual, entity or group, including, without limitation, individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                  "Preferred Stock" means the preferred stock, par value $.001 per share, of the Company.

                  "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "Purchasers"   has  the  meaning   ascribed   thereto  in  the
introduction hereof.

                  "Registration Rights Agreement" means the Registration Rights Agreement dated as of the date hereof, by and among the Company and the Purchasers, substantially in the form of Exhibit C hereto, as amended, modified or supplemented from time to time in accordance with the terms thereof, together with any exhibits, schedules or other attachments thereto.

                  "Regulation D" means Regulation D under the Securities Act.

                  "Restricted  Security"  has the  meaning  ascribed  thereto in
Section 10.2 hereof.

                  "Rule 144" means Rule 144 as promulgated by the Commission under the Securities Act, and any successor rule or regulation thereto.

                  "Rule 144A" means Rule 144A as promulgated by the Commission under the Securities Act, and any successor rule or regulation thereto.

                  "Securities" means the Notes and the Warrants.

                  "Securities Act" means the Securities Act of 1933, and the rules and regulations of the Commission promulgated thereunder, as amended.

                  "Series A Preferred Stock" means the Series A Preferred Stock, par value $.001 per share, of the Company.

                  "Series B Preferred Stock" means the Series B Preferred Stock, par value $.001 per share, of the Company.

                  "Series C Preferred Stock" shall mean a class of stock or series of preferred stock to be issued by the Company in connection with the Financing (and upon exchange of the Notes as provided in Section 8.1), which class of stock or series of preferred stock: (i) shall have the relative voting rights, designations, preferences, qualifications, privileges, limitations, restrictions and other special or relative rights described in the Certificate of Designations, and (ii) shall be senior to the Series B Preferred stock in its rights to receive liquidating distributions.

                  "Stockholders' Agreement" means the Stockholders' Agreement dated as of the date hereof by and among the Company and the Purchasers, substantially in the form of Exhibit D hereto, as amended, modified or supplemented from time to time in accordance with the terms thereof, together with any exhibits, schedules or other attachments thereto.

                  "Significant   Subsidiaries"  means  the  following  entities:
Cablevisa, S.A., Chispa Dos, Inc., InterAmerican Net De Venezuela, S.A., Interamerican Telecom, Inc., Multicable, S.A., WCI Cayman, Inc. and WCI de Venezuela, C.V.

                  "Subsidiary" means with respect to any Person, any corporation, association or other business entity of which securities representing more than 50% of the combined voting power of the total Voting Stock (or in the case of an association or other business entity which is not a corporation, more than 50% of the equity interest) is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. When used herein without reference to any Person, "Subsidiary" means a Subsidiary of the Company.

                  "Taxes"  has the  meaning  ascribed  thereto in  Section  5.17 hereof.

                  "Transaction Documents" means, collectively, this Agreement, the Notes, the Registration Rights Agreement, the Stockholders' Agreement, the Warrants and any and all agreements, exhibits, schedules, certificates, instruments and other documents delivered pursuant hereto and thereto.

                  "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to vote for the election of directors, managers or trustees of any Persons (irrespective of whether or not at the time, Capital Stock of any class or classes will have, or might have, voting power by the reason of the happening of any contingency).

                  "Warrants" means the warrants, in substantially the form of Exhibit E attached hereto, to acquire shares of Common Stock which shall be automatically exercisable without any action on the part of the Company on the first day of each month commencing on February 1, 1999 in an amount equal to 3.5% of the principal amount of the Notes then outstanding divided by the then exercise price of the Warrant and pro rated for any period less than one month.

         2.  Issuance, Purchase and Sale of Securities

             2.1 Issuance of the Securities. The Company has authorized the issuance and sale of the Securities in the aggregate principal amount of $10,000,000 to be acquired by the Purchasers in accordance with the terms of this Agreement. Each Note will be issued in substantially the form of the Note attached hereto as Exhibit B. Each Warrant will be issued in substantially the form of the Warrant attached hereto as Exhibit C.

            2.2 Sale and Purchase of the Securities. Subject to the terms and conditions of this Agreement, on the Closing Date (as defined), the Company will issue, sell and deliver to each Purchaser and each Purchaser will purchase from the Company, such principal amount of Notes and Warrants, as is specified opposite such Purchaser's name on the signature pages hereto. At the Closing (as defined), the principal amount of the Notes and the Warrants shall be payable by the Purchasers to the Company in cash by wire transfer of immediately available funds.

         3. Closing of Sale of Securities. The purchase and delivery of the Securities to be purchased by the Purchasers hereunder shall take place at the offices of Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, New York 10022, at a closing (the "Closing") on or before December 23, 1998 or at such other place or on such other date as the Purchasers and the Company may agree upon (such date on which the Closing shall have actually occurred, the "Closing Date"). At the Closing, the Company will deliver or cause to be delivered to each Purchaser the Securities to be purchased by such Purchaser pursuant hereto against payment of the purchase price therefor. The Securities to be purchased by each Purchaser hereunder shall be, with respect to such Purchaser, in the form of a single Note (or such greater number of Notes as each Purchaser may request no less than 48 hours prior to the Closing) and Warrant, dated the date of the Closing and registered in the Purchaser's name or that of its nominee (provided to the Company no less than 48 hours prior to the Closing).

         4. Deliveries at the Closing.

            4.1 Deliveries by the Company to the Purchasers on the Closing Date. At the Closing, the Company will deliver or cause to be delivered to each Purchaser, against payment of the purchase price as provided herein:

                   (a)  Securities.  The  Notes and  Warrants,  as  provided  in
Section 3 hereof.

                   (b) Opinion of Counsea. A favorable opinion from Parsons Behle & Latimer, counsel for the Company, substantially in the form set forth in Exhibit F, addressed to the Purchasers, dated the Closing Date and otherwise satisfactory in substance and form to the Purchasers, and their respective counsel.

                   (c) Stockholders' Agreement. The Stockholders' Agreement, duly executed by the Company.

                   (d) Registration Rights Agreement. The Registration Rights Agreement, duly executed by the Company.

                   (e) Officer's Certificate. A certificate, dated the Closing Date, of an officer of the Company, (i) certifying as true, complete and correct its Charter Documents and resolutions relating to the transactions contemplated by this Agreement and the other Transaction Documents, (ii) as to the absence of proceedings or other action for dissolution, liquidation or reorganization of the Company and (iii) as to the incumbency and specimen signatures of officers who shall have executed instruments, agreements and other documents in connection with the transactions contemplated hereby.

                   (f) Payment of Closing Fees. The fees, expenses and disbursements of counsel for the Purchasers reflected in statements of such counsel rendered prior to or on the Closing Date and the out-of-pocket expenses of the Purchasers, which fees, expenses and disbursements shall not exceed $50,000 in the aggregate.

            4.2 Deliveries by the Purchasers to the Company at the Closing Date. At the Closing, each Purchaser will deliver or cause to be delivered to the Company the following:

                   (a) Purchase Price. Such Purchaser's payment of the purchase price, as provided herein.

                   (b) Stockholders' Agreement. The Stockholders' Agreement, duly executed by the Purchasers.

                   (c) Registration Rights Agreement. The Registration Rights Agreement, duly executed by the Purchasers.

         5. Representations and Warranties, Etc. In order to induce the Purchasers to purchase the Securities, the Company represents and warrants to the Purchasers that, except as set forth on the disclosure schedule hereto:

             5.1 Organization and Qualification; Authority. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada. Schedule 5.1 attached hereto contains a list of the name and jurisdiction of organization of each of the Company's Subsidiaries and the Company's ownership interest with respect thereto. Each Significant Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company and each of its Significant Subsidiaries has full corporate power and authority and all necessary government approvals to own and lease its properties and carry on its business as presently conducted, is duly qualified, registered or licensed as a foreign corporation to do business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the character of its present operations makes such qualification, registration or licensing necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), assets, business or results of operations of the Company and its Significant Subsidiaries, taken as a whole (a "Material Adverse Effect"). The Company has heretofore delivered to the Purchasers' counsel complete and correct copies of (i) the certificate of incorporation and (ii) the by-laws of the Company and its Significant Subsidiaries, each as amended to date and as presently in effect (collectively, the "Charter Documents").

            5.2 Corporate Authorization. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents are within the Company's corporate power and authority. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the performance by the Company of its obligations hereunder and thereunder, have been duly authorized by all requisite corporate action and no other corporate proceedings on the part of the Company other than those listed on
Schedule 5.2 are necessary to authorize this Agreement and the other Transaction Documents. This Agreement and the other Transaction Documents have been duly executed and delivered by duly authorized officers of the Company and, assuming the due authorization, execution and delivery thereof by all parties thereto other than the Company, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, reorganization, moratorium, fraudulent conveyance and insolvency laws and by other laws affecting the rights of creditors generally and except as may be limited by the availability of equitable remedies.

            5.3 No Conflict; Requisite Consents. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents does not and will not (i) contravene or conflict with the Charter Documents,
(ii) constitute a default under or give rise to a right of termination, cancellation or acceleration of any right or obligation of the Company or any of the Company's Subsidiaries under any provision of any written agreement or other instrument binding upon the Company or any of the Company's Subsidiaries or require the consent of any third party under any Law applicable to the Company or any License held by the Company or any of the Company Subsidiaries, or (iii) result in the creation or imposition of any Lien on any asset of the Company or any of the Company's Subsidiaries, except, with respect to each of the occurrences or results referred to in clauses (ii) and (iii) of this sentence,
(a) the third party consents set forth in Schedule 5.3 and (b) such items which would not have a Material Adverse Effect.

            5.4    Capitalization

                   (a) As of December 23, 1998, the authorized Capital Stock of the Company consists of 100,000,000 shares of Common Stock and 15,000,000 shares of Preferred Stock consisting of 750,000 shares of Series B Preferred Stock, of which 11,738,277 shares of Common Stock and 101,379 shares of Series B Preferred Stock are issued and outstanding. Prior to August 17, 1998, the Company also had authorized 4,250,000 shares of Series A Preferred Stock, of which 3,257,490 were outstanding. All of the previously issued shares of Series A Preferred Stock have been converted into shares of Common Stock, and there are no shares of Series A Preferred Stock issued and outstanding. All issued and outstanding shares of the Company's Capital Stock are validly issued, fully paid and nonassessable. Except as set forth on Schedule 5.4, there are no (i) outstanding subscriptions, options, warrants or rights (including registration rights, conversion rights and preemptive rights), agreements, calls, convertible securities, arrangements or commitments of any character to which the Company is a party relating to the issued or unissued Capital Stock or other securities of the Company or obligating the Company to grant, issue or sell any such options, warrants or rights or (ii) shares of Common Stock reserved for issuance upon the exercise of any warrants, options granted or to be granted under any stock option plan or any options previously granted outside of any stock option plan.

                   (b) All the outstanding shares of Common Stock of the Company's Subsidiaries are validly issued, fully paid and nonassessable and are owned by the Company or by a Subsidiary of the Company free and clear of all Liens, except as set forth on Schedule 5.4 and except for Liens which in the aggregate are not material to the Company and its Subsidiaries. As of the date of this Agreement, there are no outstanding options, warrants, preemptive or other rights, Contracts, commitments, undertakings or arrangements by which any of the Company's Subsidiaries is or may become obligated to issue any additional shares of their Capital Stock or securities convertible into any such shares except as set forth on Schedule 5.4. The Company does not directly or indirectly own any interest in any other corporation, partnership, joint venture or other business association or entity, which interest is material to the Company and its Subsidiaries, taken as a whole, except as set forth on Schedule 5.4.
Schedule 5.4 contains a list of all options, warrants or other securities convertible into shares of Common Stock granted or approved to be granted by the Company's Board of Directors (or a committee thereof) prior to the date hereof.

            5.5 Litigation; Defaults. There is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any of its Subsidiaries, or any properties of any of the foregoing, before or by any Governmental Authority or any other Person, which would (i) have a Material Adverse Effect, or (ii) impair the ability of the Company to perform any material obligation which the Company has under any Transaction Document except as set forth on Schedule 5.5 or Schedule 5.11. Neither the Company nor any of its Subsidiaries is in violation of, or in default under (and there does not exist any event or condition which, after notice or lapse of time or both, would constitute such a default under), any term of its Charter Documents, or of any term of any agreement, Contract, instrument, judgment, decree, writ, determination, arbitration award, or Law applicable to the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is bound, or to any Properties of the Company or any of its Subsidiaries, except in each case to the extent that such violations or defaults would not (a) affect the validity or enforceability of any Transaction Document, (b) have a Material Adverse Effect or (c) impair the ability of the Company to perform any material obligation which the Company has under any Transaction Document except as set forth on Schedule 5.5 or Schedule 5.11.

            5.6 No Material Adverse Change. Since September 30, 1998, there has been (i) no material adverse change in the condition (financial or otherwise), assets, business, projects or results of operations of the Company or any of its Subsidiaries, (ii) no material obligation or liability (contingent or otherwise) incurred by the Company or any of its Subsidiaries, other than obligations and liabilities incurred in the ordinary course of business and no material Lien placed on any of the Properties of the Company or any of its Subsidiaries that remains in existence on the date hereof, other than liabilities and Liens described on Schedule 5.12 hereto, and (iii) no acquisition or disposition of any material assets by the Company or any of its Subsidiaries (or any Contract or arrangement therefor), or any other material transaction, otherwise than for fair value in the ordinary course of business, except as set forth on Schedule 5.6 or in the Company SEC Documents.

            5.7    Employee Programs

                   (a) Neither the Company nor its Subsidiaries provide, nor has an obligation to provide, or make contributions to provide compensation or benefits of any kind or description whatsoever (whether current or deferred and whether paid in cash or in kind) to, or on behalf of, one, or more than one, current or former employees or directors of the Company, its Subsidiaries or any of its current or former Affiliates or any of their dependents, other than any plans, programs or other arrangements which only provide for the payment of cash compensation currently from the general assets of the Company or its Subsidiaries on a payday by payday basis as base salary or hourly wages for current services and other than policies for vacation and sick days and except as disclosed on Schedule 5.7 (individually, a "Benefit Plan," and collectively, the "Benefit Plans"). Each of the Benefit Plans is listed on Schedule 5.7.

                   (b)  Except as disclosed on Schedule 5.7:

                        (i) No ERISA Affiliate (other than the Company or its Subsidiaries) provides, or has an obligation to provide, contributions, compensation or benefits of or under any plan, program or arrangement which is subject to Title IV of ERISA ("ERISA Affiliate Title IV Plan").

                        (ii) The Company has furnished or made available to the Purchasers a true, complete and current copy of each written Benefit Plan and any amendments thereto, a summary of each other Benefit Plan, and all Internal Revenue Service, Department of Labor or Pension Benefit Guaranty Corporation rulings or determinations, annual reports, summary plan descriptions, actuarial and other financial reports and such other documentation with respect to any Benefit Plan as was reasonably requested by the Purchasers.

                        (iii) No assets  have been set aside in a trust or other
             separate account to pay directly or indirectly any benefits under any Benefit Plan or to the extent assets have been set aside, all assets are shown on the books and records of such trust or separate account at their fair market value as of the date of any report last provided with respect to such trust.

                        (iv) Each Benefit Plan and each ERISA Affiliate Title IV Plan has been established, maintained and administered in compliance in all material respects with all applicable Laws. The Company has no duty or obligation to indemnify or hold any other person or entity harmless for any liability attributable to any acts or omissions by such person or entity with respect to any Benefit Plan or ERISA Affiliate Title IV Plan, other than indemnification obligations to Benefit Plan fiduciaries under the terms of the Benefit Plan documents and corporate charters, by-laws and state corporate Law.

                        (v) Neither the Company nor its Subsidiaries has incurred any material liability for any tax or penalty with respect to any Benefit Plan, ERISA Affiliate Title IV Plan or any group health plan (as described in Section 5000 of the Code) of an ERISA Affiliate including, without limitation, any tax or penalty under ERISA or under the Code.

                        (vi) Neither the Company nor its Subsidiaries has terminated or withdrawn from, or sought a funding waiver with respect to, any Benefit Plan which is subject to Title IV of ERISA.

                        (vii) To the  knowledge  of  the  Company,  there  is no
             proposed or actual audit or investigation by any Governmental Authority with respect to any Benefit Plan or ERISA Affiliate Title IV Plan.

                        (viii)Neither the Company nor its  Subsidiaries  has any
             obligation to make, or reimburse another employer, directly or indirectly, for making, contributions to a multi employer plan as described in Title IV of ERISA.

            5.8 Private Offerings. Assuming the truth of the Purchasers' representations and acknowledgments contained in Section 6 hereof, neither the Company nor any Person acting on its behalf (other than the Purchasers, as to whom the Company makes no representations) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. The Company has not sold the Securities to anyone other than the Purchasers designated in this Agreement. No securities of the same class or series as the Notes have been issued and sold by the Company prior to the date hereof. The Securities shall bear substantially the same legend set forth in Section 10.1 hereof for at least so long as required by the Securities Act. Assuming the truth of the Purchasers' representations and acknowledgments contained in Section 6 hereof and any required filings pursuant to the Securities Act or any state securities laws, or such other post-closing filings as may be required, the offer and sale of the Securities are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

            5.9 Company SEC Documents. The Company has filed with the Commission, and has heretofore made available to the Purchasers, true and complete copies of, each report, schedule, registration statement and definitive proxy statement required to be filed by it under the Exchange Act or the Securities Act (as such documents have been amended since the time of their filing, collectively, the "Company SEC Documents"). As of their respective dates, the Company SEC Documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            5.10 Financial Statements; No Undisclosed Liabilities. The financial statements of the Company included or incorporated by reference in the Company SEC Documents (the "Company Financial Statements") have been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and the consolidated Subsidiaries of the Company as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and any other adjustments described therein). Since September 30, 1998, neither the Company nor any of the Company's Subsidiaries has incurred any liabilities or obligations of any nature, whether or not accrued, absolute, contingent or otherwise, that would have a Material Adverse Effect, other than liabilities (i) disclosed on Schedule 5.10, or the Company SEC Documents filed prior to the date of this Agreement (all of which have been furnished to the Purchasers), (ii) adequately provided for in the Company Financial Statements or disclosed in any related notes thereto (all of which have been furnished to the Purchasers),
(iii) not required under GAAP to be reflected in the Company Financial Statements, or disclosed in any related notes thereto, (iv) incurred in connection with this Agreement or the other Transaction Documents, or (v) incurred in the ordinary course of business.

            5.11 Environmental Regulation, Etc. To the knowledge of the Company, (i) the operations of the Company and its Subsidiaries comply in all material respects with all applicable federal, state or local environmental, health and safety statutes and regulations; (ii) none of the operations of the Company or its Subsidiaries is the subject of any judicial or administrative proceeding alleging the violation of any federal, state or local environmental, health or safety statute or regulation; (iii) none of the operations of the Company or its Subsidiaries is the subject of a federal or state investigation evaluating whether any remedial action is needed to respond to a release of any hazardous or toxic waste, substance or constituent, or other substance into the environment; (iv) neither the Company nor its Subsidiaries has filed any notice under any federal or state Law indicating past or present treatment, storage or disposal of a hazardous waste or reporting a spill or release of a hazardous or toxic waste, substance or constituent, or other substance into the environment; and (v) neither the Company nor its Subsidiaries has contingent liability in connection with any release of any hazardous or toxic waste, substance or constituent, or other substance into the environment except as set forth on
Schedule 5.11.

            5.12 Properties and Assets. The Company and its Subsidiaries have good record and marketable fee title to all real Property and all other Property and assets, whether tangible or intangible, owned by them and reasonably necessary in the conduct of business of the Company or its Significant Subsidiaries, except defects in title which would not have a Material Adverse Effect or disclosed on Schedule 5.12. The Company and its Subsidiaries have complied with all commitments and obligations on their part to be performed or observed under each of the leases listed on Schedule 5.12, except for such noncompliance which would not have a Material Adverse Effect. All buildings, machinery and equipment of the Company and its Subsidiaries are in good repair and working order, except for ordinary wear and tear, and except as would not have a Material Adverse Effect.

            5.13 Insurance. A list of all insurance policies covering the assets, business, equipment and Properties under which the Company or any of its Subsidiaries may derive any material benefit is set forth on Schedule 5.13 hereof. Except as set forth on Schedule 5.13, such policies of insurance and bonds (or other policies and bonds providing substantially similar insurance coverage) are and have been in full force and effect for at least the last year and remain in full force and effect. Such policies of insurance and bonds are of the type and in amounts customarily carried by Persons conducting business similar to that presently conducted by the Company and its Subsidiaries. The Company knows of no threatened termination of any such policies or bonds.

            5.14 Employment Practices. Neither the Company nor its Subsidiaries is a party to, or bound by, any collective bargaining agreement, Contract or other agreement or understanding with a labor union organization except as set forth on Schedule 5.14. Except as set forth on Schedule 5.14, there (i) is no unfair labor practice or material labor arbitration proceeding pending or, to the Company's knowledge, threatened against the Company or its Subsidiaries, (ii) are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or, to the Company's knowledge, threatened involving employees of the Company or its Subsidiaries, and (iii) is no material labor controversy in existence with respect to the Company's or the Subsidiaries' business and operations.

            5.15 Intellectual Property. Schedule 5.15 annexed hereto sets forth an accurate and complete list of all Intellectual Property owned or licensed by the Company and its Subsidiaries. Except as set forth on Schedule 5.15, (i) the Company and its Subsidiaries own, are licensed or otherwise have the right to use, all Intellectual Property used in the business of the Company and its Subsidiaries, as presently conducted or as proposed by the Company or its Subsidiaries to be conducted, (ii) to the knowledge of the Company, the use of the Intellectual Property by the Company or its Subsidiaries does not infringe upon or otherwise violate the rights of any third party in or to such Intellectual Property, and no claim has been asserted with respect thereto which violation or assertion would have a Material Adverse Effect, and (iii) no employee of the Company or its Subsidiaries has a right to receive a royalty or similar payment, or has any other monetary rights, in respect of any item of Intellectual Property of the Company or its Subsidiaries.

            5.16 Material Contracts. Schedule 5.16 sets forth a true, complete and correct list of all contracts, agreements, commitments, obligations and licenses to which the Company or its Subsidiaries is a party that are material ("Contracts"); provided, however, purchase agreements involving payments in the aggregate of $100,000 per annum or less shall not be deemed to be material unless such purchase agreement is by and between the Company and any Affiliate. All of the Contracts are valid and binding and are in full force and effect; and, except as set forth on Schedule 5.16 hereto, there are no existing material defaults (or events which, with notice or lapse of time or both, would constitute a material default) by the Company or its Subsidiaries, or, to the Company's knowledge, any other party thereunder.

            5.17 Taxes. The Company and its Subsidiaries have in all material respects filed or obtained extensions of all federal, state, local and foreign income, excise, franchise, real estate, sales and use and other tax returns heretofore required by Law to be filed by it. All material federal, state, county, local, foreign or other income taxes which have become due or payable by the Company or any of its Subsidiaries (collectively, "Taxes"), have been paid in full or are adequately provided for in accordance with GAAP on the financial statements of the applicable Person. No Liens arising from or in connection with Taxes have been filed and are currently in effect against the Company or any of its Subsidiaries, except for Liens for Taxes which are not yet due or which would not have a Material Adverse Effect. Except as set forth on Schedule 5.17, no audits or investigations are pending or, to the knowledge of the Company, threatened with respect to any tax returns or Taxes of the Company or any of its Subsidiaries.

            5.18 Licenses. The Company and its Subsidiaries hold all material licenses, franchises, permits, consents, registrations, certificates and other approvals (individually, a "License" and collectively, "Licenses") required for the conduct of their business as now being conducted, and are operating in substantial compliance therewith, except where the failure to hold any such License or to operate in compliance therewith would not have a Material Adverse Effect. Except as set forth on Schedule 5.18, the Company and its Subsidiaries are in substantial compliance with all Laws applicable to it, except in each case where the failure so to comply would not have a Material Adverse Effect or a material adverse effect on the ability of the Company to perform any obligation that it has under any Transaction Document to which it is a party.

            5.19 Transactions with Affiliates. There are no material transactions, agreements or understandings, existing or presently contemplated, between or among the Company or any of its Subsidiaries, and any of their officers or directors or stockholders or any of their Affiliates or associates except as set forth on Schedule 5.19.

            5.20 Federal Reserve Regulations. None of the transactions contemplated by this Agreement (including without limitation the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

            5.21 Investment Company Act. Neither the Company nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            5.22 Broker's or Finder's Commissions. The Company has not employed any agent, broker, investment banker, finder or financial advisor or incurred any liability for any broker's or finder's fee or any other commission or similar fee in connection with the transaction contemplated by this Agreement and the other Transaction Documents.

            5.23 Books and Records. The books of account, minute books, stock record books and other records of the Company and the Company's Subsidiaries, all of which have been made available to the Purchasers, are complete and correct in all material respects.

            5.24 Disclosure. This Agreement and the other Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         6.  Representations and Warranties of the Purchasers

             (a) Each Purchaser represents for itself to the Company that (i) it is an accredited investor as defined in Regulation D under the Securities Act, and (ii) by reason of its business and financial experience, and the business and financial experience of those persons, if any, retained by it to advise it with respect to its investment in the Securities, such Purchaser together with such advisers have such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risk of the prospective investment, and that it is purchasing the Securities for its own account or for one or more separate accounts maintained by it or for the account of one or more institutional investors on whose behalf such Purchaser has authority to make this representation for investment and not with a view to the distribution thereof or with any present intention of distributing or selling any of the Securities except in compliance with the Securities Act and except to one or more such institutional investors, provided that the disposition of such Purchaser's or such investor's property shall at all times be within its control. Each Purchaser understands and agrees that the Company's offer and sale of the Securities have not been registered under the Securities Act and the Securities may be resold only if registered pursuant to the provisions thereunder or if an exemption from registration is available.

             (b) Each Purchaser which is an insurance company represents, to the knowledge of such Purchaser, that no part of the funds to be used by it to purchase the Securities to be purchased by such Purchaser constitutes assets allocated to any separate account maintained by such Purchaser that contains the assets of any Benefit Plan listed on Schedule 5.7 (or its related trust). Each Purchaser which is not an insurance company or an "investment company" (as defined in the Investment Company Act of 1940, as amended) also represents, to the knowledge of such Purchaser, that no part of the funds to be used to purchase the Securities to be purchased by such Purchaser constitutes assets allocated to any trust or other entity which contains the assets of any Benefit Plan listed on Schedule 5.7. The representations made in the preceding sentences are made solely in reliance upon, and subject to, the accuracy of the Company's representations contained in Section 5.7 of this Agreement and the list of Benefit Plans shown on Schedule 5.7. As used in this section, the term "separate account" shall have the meaning assigned to it in Section 3(17) of ERISA.

             (c) Each Purchaser represents for itself to the Company that it has full power and authority and has taken all action necessary to authorize it to enter into and perform its obligations under this Agreement and the other Transaction Documents. This Agreement is the legal, valid and binding obligation of each Purchaser, and is enforceable against each Purchaser in accordance with its terms, except as may be limited by bankruptcy, reorganization, moratorium, fraudulent conveyance and insolvency laws and by other laws affecting the rights of creditors generally and except as may be limited by the availability of equitable remedies.

             (d) Each Purchaser has received all the information it has requested from the Company and has had the opportunity to ask questions of the Company and, relying on the completeness and accuracy of such information, such Purchaser believes such information is sufficient to make an informed decision with respect to its purchase of the Securities.

             (e) Each Purchaser acknowledges for itself that the address set forth on such Purchaser's signature page hereto is such Purchaser's principal place of business.

         7. Covenants of the Company. The Company covenants and agrees that from the date hereof until the earlier of (i) the consummation of the sale of the Series C Preferred Stock to the holders of the Notes as contemplated below or (ii) the repayment of the Notes in full, unless Holders of at least a majority of the aggregate principal amount of the Notes then outstanding shall otherwise consent in writing, it will do or cause the following:

            7.1 Use of Proceeds. Use the net proceeds from the sale of the Notes to provide for working capital requirements and general corporate purposes; provided, however, that with respect to net proceeds received from the sale of Notes to FESGF, the Company shall use at least 90% of such proceeds to invest directly or indirectly in entities in countries which are included on the DEC Deutsche Investitions - und Entwicklingsgesellscheft mbH's list of DAC aid recipients on Exhibit G hereto, as amended from time to time by FESGF.

            7.2 Charter Documents. The Charter Documents shall not have been modified or amended since the date delivered by the Company, except for the Company's Certificate of Incorporation which may be amended to increase the number of authorized shares of Capital Stock and to perform such other acts as are necessary to establish the terms of the Series C Preferred Stock.

            7.3 Ordinary Course. The Company's business and the businesses of its Subsidiaries shall be conducted only in the ordinary course of business and in a manner consistent with past practice and the business plan(s) approved by the Company's Board of Directors. The Company shall use commercially reasonable efforts to preserve substantially intact the business organization of itself and its Subsidiaries, to keep available the services of its present officers and employees and to preserve its present relationships with customers, suppliers and other persons with which it has a significant business relationship.

            7.4 Issuance of Securities. The Company shall not, nor shall it permit any of its Subsidiaries to, issue, deliver, sell, redeem, acquire, authorize or propose to issue, deliver, sell, redeem, acquire or authorize, any shares of its Capital Stock of any class or any securities convertible into, or any rights, warrants or options to acquire, any such shares or convertible securities or other ownership interest, provided that the Company shall be permitted to (i) issue Common Stock, warrants or Series C Preferred Stock resulting from the Financing, (ii) issue up to 500,000 shares of Common Stock at a price of not less than $8.70 per share in connection with the Company's contemplated purchase of Metrotelecom, S.A. and related companies and (iii) grant options (which shall include outstanding options to officers, directors, employees and agents) to purchase up to an aggregate of 10% of the shares of Common Stock outstanding, as determined on a fully-diluted basis.

            7.5 Dividends; Changes in Capital Stock. The Company shall not, nor shall it propose to: (i) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its Capital Stock, except with respect to the Series B Preferred Stock, which dividends shall not exceed the annual amount of 6.75% per share or
(ii) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its Capital Stock.

            7.6 Change in Condition. The Company shall promptly advise the Purchasers in writing of any change in the condition (financial or otherwise), operations or properties or businesses of the Company or any of its Subsidiaries which would have a Material Adverse Effect.

            7.7 No Action. The Company shall not, and shall not permit any of its Subsidiaries to, take or agree or commit to take any action, (i) that is likely to make any of its representations or warranties hereunder inaccurate; or
(ii) that is prohibited pursuant to the provisions of this Section 7.

            7.8 Replacing of Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any certificate representing any of the Securities, and in the case of loss, theft or destruction, upon receipt of indemnity in reasonable form and scope, the Company will issue a new certificate representing such Securities in lieu of such lost, stolen, destroyed, or mutilated certificate.

         8.  Rights and Obligations of the Purchasers

             8.1 Exchange of Right. In the event the Company has not issued $10,000,000 face amount of Series C Preferred Stock to Persons other than the Purchasers as of July 1, 1999, any Holder may, upon five Business Days notice furnished to the Company, exchange, in whole or in part, the Notes beneficially owned by such Holder into (i) a number of shares of Series C Preferred Stock having a liquidation preference equal to the principal amount outstanding of the Notes held by such Holder and, at the option of the Holder, the accrued but unpaid interest on those Notes or (ii) a number of shares of Common Stock, Preferred Stock or any other equity security offered for sale by the Company after the date hereof having a liquidation preference or Fair Market Value as of such date, as the case may be, equal to the principal amount outstanding of the Notes held by such Holder. The Company shall pay all accrued but unpaid interest on the Notes through the date of such exchange, except for the accrued but unpaid interest on the Notes which has been converted into shares of Series C Preferred Stock pursuant to subsection (i) of this Section 8.1. The notice furnished by a Holder to the Company pursuant to this Section 8.1 shall be in substantially the form attached hereto as Exhibit H. The "Exchange Price" means $8.70 per share of Series C Preferred Stock subject to adjustment if the liquidation preference of the Series C Preferred Stock is reduced or if the Series C Preferred Stock or Common Stock is issued at less than $8.70 per share.

             8.2 Reservation of Securities. The Company shall reserve and set apart and have at all times, free from preemptive rights, the number of authorized but unissued shares of Series C Preferred Stock or Common Stock, to conform to the Company's obligations set forth in Section 8 and under the Warrants.

             8.3 Anti-Dilution Provisions - Adjustment of Number of Shares of Capital Stock. The number of shares of Common Stock or Preferred Stock into which the Notes are exchangeable shall be subject to adjustment with respect to the shares of Common Stock or Preferred Stock of the Company as follows:

                   (a) Combinations and Subdivisions of Capital Stock. If at any time the outstanding shares of Common Stock or Preferred Stock of the Company shall be subdivided into a greater or combined into a lesser number of shares (whether with the same or a different par value or without par value), the number of shares of such Common Stock or Preferred Stock transferable upon the exchange of the Notes shall be proportionately increased or decreased.

                   (b) Distributions in Respect of Capital Stock. If the Company shall distribute by way of dividend or otherwise upon its shares of Common Stock or Preferred Stock any cash, securities or property (excluding cash dividends paid out of earnings or surplus and dividends or distributions payable in rights, warrants or options to subscribe for or purchase such Common Stock or Preferred Stock, or to subscribe for or purchase securities convertible into or exchangeable for such Common Stock or Preferred Stock, with or without payment of additional consideration, such convertible or exchangeable securities being herein called "Exchangeable Securities," or payable in Exchangeable Securities), then thereafter each Holder will be entitled to receive the number of shares of the Common Stock or Preferred Stock of the Company then deliverable pursuant to the terms hereof, and, in addition, the cash, securities or property which such Holder would have received by way of such dividends or other distributions if, continuously since the date of delivery hereof, such Holder had been the record holder of the number of shares of such Common Stock or Preferred Stock, which would have been deliverable upon the exercise of such Holder's exchange right if such exchange had been effected immediately prior to the record date for such distribution of cash, securities or property.

                   (c)  Recapitalization,  Reclassification  and Succession.  If
any recapitalization of the Company or reclassification of shares of Common Stock or Preferred Stock of the Company or any merger or consolidation of the Company into or with a corporation or other business entity, or the sale or transfer of all or substantially all of either of the Company's assets or of any successor corporation's assets to any other corporation or business entity (any such corporation or business entity being included within the meaning of the term "successor corporation") shall be effected, then, each Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of common stock or preferred stock of such corporation immediately theretofore issuable upon the exercise of such Holder's exchange rights, such shares of capital stock, securities or other property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such common stock or preferred stock equal to the number of shares of Common Stock or Preferred Stock of the Company immediately theretofore deliverable upon the exercise of such Holder's exchange rights had such recapitalization, reclassification, merger, consolidation, sale or transfer not taken place.

                   (d) Fractional Shares. In the event that the application of the provisions of this Section 8 would result in the issuance of a fraction of a share of Common Stock or Preferred Stock of the Company, or a number of full shares plus a fraction of a share of such Common Stock or Preferred Stock, then such fractional share shall be disregarded if less than one-half a share, or, if more than one-half of a share, the number of shares issuable upon such exchange shall be rounded out to the next full share.

                   (e) Issuance of Additional Shares of Capital Stock. If the Company shall issue any additional shares of Common Stock, Preferred Stock or Common Stock or Preferred Stock equivalents (other than as provided in the foregoing subsections (a) through (d)) for no consideration or for a consideration per share less than the Exchange Price in effect on the date of and immediately prior to such issue, then and in such event, such Exchange Price shall be reduced concurrently with such issue, to a price equal to the lower of $8.70 or the price at which the Company offers such securities in a future offering of securities; provided, however, that this provision shall not apply to (i) the issue of up to 500,000 shares of Common Stock at a price of not less than $8.70 per share in connection with the Company's contemplated purchase of Metrotelecom, S.A. and related companies and (ii) the grant of options (including outstanding options to officers, directors, employees and agents) to purchase up to an aggregate of 10% of the shares of Common Stock outstanding, as determined on a fully-diluted basis as authorized by the Company's Board of Directors.

                   (f) Company to Prevent Dilution. If any event or condition occurs as to which other provisions of this Section 8 are not strictly applicable or if strictly applied would not fairly protect the exercise of exchange rights hereunder in accordance with the essential intent and principles of such provisions, or which might materially and adversely affect the exercise of exchange rights of the Holders under any provisions hereof, then the Company shall make an adjustment in the application and interpretation of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, and any adjustment necessary with respect to the Exchange Price per share and the number of shares subject to the exchange right hereunder so as to preserve without dilution the rights of the Holders; provided, however, that in no event shall any such adjustment (other than a reverse stock split or the like) have the effect of increasing the Exchange Price per share as otherwise determined pursuant to this Agreement.

             8.4  Notice to the Holder

                  (a) If the character of securities or assets deliverable upon exchange of the Notes shall be changed as a result of the provisions hereof, then in each such case the Company shall forthwith and within fifteen
(15) days prior to such proposed change cause a written certificate of the chief executive officer or the chief financial officer of the Company and by its treasurer to be sent first-class, certified mail, return receipt requested, postage prepaid, to each Holder specifying the character of the securities or assets and the amount thereof so deliverable and the details of the computations thereof.

                   (b)  In case at any time:

                        (i) the Company shall pay any dividend upon its outstanding Common Stock or Preferred Stock payable in shares of Common Stock or Preferred Stock or make any distribution (other than cash dividends out of earned surplus) to the holders of its shares of Common Stock or Preferred Stock; or

                        (ii) the Company shall offer for  subscription  pro rata
                   to the holders of its Common Stock or Preferred Stock any additional shares of Common Stock or Preferred Stock or other rights; or

                        (iii)there shall be effected any recapitalization of the
                   Company or reclassification of the shares of Common Stock or Preferred Stock of the Company, or any merger or consolidation of the Company into or with any other corporation or business entity and as a result of which the Company is not the surviving corporation, or the sale or transfer of all or substantially all of the assets of the Company to any other corporation or business entity; or

                        (iv) there   shall  be  a   voluntary   or   involuntary
                   dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give written notice to each Holder of the date which is the record date for such dividend, distribution or subscription rights, or on which such recapitalization, reclassification, merger, consolidation, sale, transfer, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of record of the Company's Common Stock or Preferred Stock shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange its Common Stock or Preferred Stock for securities or other property deliverable upon such recapitalization, reclassification, merger, consolidation, sale, transfer, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least ten (10) days prior to the action in question and not less than ten (10) days prior to the record date.

             8.5 Exchange Listing by the Company. If any shares of Common Stock or Preferred Stock required to be reserved for purposes of exchange of the Notes requires listing on any national securities exchange before such shares may be issued upon exchange, the Company will, at its expense, as expeditiously as possible, cause such shares to be duly listed on the appropriate national securities exchange.

         9.  Conditions to Closing

             9.1   Conditions to the Company's Obligations

         The obligations of the Company to effect the sale and issuance of the Securities shall be subject to the satisfaction of the conditions set forth below, at or before the Closing (which conditions may be waived by the Company in writing).

                  (a) The representations and warranties of the Purchasers set forth in Section 6 of this Agreement shall be true and correct in all material respects as of the date hereof and as of the date of the Closing, and the Company shall have received a certificate signed by an officer of each of the Purchasers dated as of the date of each Closing certifying that such representations and warranties are true and correct.

                  (b) The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement, and the Company shall have received a certificate signed by an officer of each of the Purchasers dated as of the date of the Closing certifying the performance, satisfaction and compliance therewith in all material respects.

                  (c) The Purchasers shall have delivered to the Company at the Closing the items set forth in Section 4.2.

             9.2   Conditions to the Purchasers' Obligations

         The obligations of the Purchasers to effect the purchase of the Securities shall be subject to the satisfaction of the conditions set forth below, at or before the Closing (which conditions may be waived by the Purchasers in writing).

                  (a) The representations and warranties of the Company set forth in Section 5 of this Agreement shall be true and correct in all material respects as of the date hereof and as of the date of the Closing, and the Purchasers shall have received a certificate signed by the Chief Executive Officer of the Company dated as of the date of the Closing certifying that such representations and warranties are true and correct.

                  (b) The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Purchasers shall have received a certificate signed by the Chief Executive Officer of the Company dated as of the date of the Closing certifying the performance, satisfaction and compliance therewith in all material respects.

                  (c) The Company shall deliver to the Purchasers at the Closing the items set forth in Section 4.1.

                  (d) The Company shall not have suffered a Material Adverse Effect.

         10. Restrictions on Transfer

             10.1  Restrictive  Legends.  Except as otherwise  permitted by this
Section 10, each Note issued pursuant to this Agreement and any security issued upon exchange thereof shall be stamped or otherwise imprinted with a legend in substantially the following form:

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A
              REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

         The Company shall maintain a copy of this Agreement and any amendments thereto on file in its principal office, and will make such copy available during normal business hours for inspection to any party thereto or will provide such copy to any Purchaser upon its request.

             10.2 Notice of the Proposed Transfer; Opinion of Counsel. Each Purchaser of each Note bearing the restrictive legend set forth in Section 10.1 above ("Restricted Security") agrees that prior to any transfer or attempted transfer of such Restricted Security to give to the Company (a) written notice describing the manner or circumstances of such transfer or proposed transfer, and (b) an opinion of counsel, which is knowledgeable in securities law matters, in form and substance reasonably satisfactory to the Company, to the effect that the proposed transfer of such Restricted Security may be effected without registration of such Restricted Security under the Securities Act. If the holder of the Restricted Security delivers to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company that subsequent transfers of such Restricted Security will not require registration under the Securities Act, the Company will after such contemplated transfer deliver new Securities for such Restricted Security which do not bear the Securities Act legend set forth in Section 10.1 above. The restrictions imposed by this Section 10 upon the transferability of any particular Restricted Security shall cease and terminate (i) when such Restricted Security has been sold pursuant to an effective registration statement under the Securities Act, (ii) when such Restricted Security has been transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, or (iii) upon the date which is two (2) years after the later of (A) the original issue date of the Restricted Security and (B) the last date on which the Company or any Affiliate of the Company was the owner of the Restricted Security (or any predecessor Restricted Security). As used in this Section 10.2, the term "transfer" encompasses any sale, transfer or other disposition of any Securities referred to herein.

         11. Miscellaneous

             11.1   Indemnification; Expenses, Etc

                    (a) The Company agrees to indemnify and hold harmless each Purchaser, its Affiliates and each of its and their respective directors, officers, partners, principals, shareholders and attorneys (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") from and against any and all losses, claims, damages, liabilities, costs (including reasonable attorneys' fees) and expenses (collectively, "Losses") to which any Indemnified Party may become subject, insofar as such Losses arise out of, in any way relate to, or result from (i) any breach of any representation or warranty made by the Company, or the failure of the Company to fulfill any agreement or covenant contained in this Agreement or any other Transaction
Document, or (ii) any proceeding against the Company or any Indemnified Party brought by any third party arising out of or in connection with this Agreement or the other Transaction Documents; provided, however, that the Company shall not have any obligation under this indemnity provision to indemnify any Indemnified Party with respect to Losses until the aggregate combined total of all such Losses incurred by any Indemnified Party exceeds $5,000, whereupon the Indemnified Party shall be entitled to indemnity with respect to the full amount of Losses, and the Company shall reimburse the Indemnified Party for all such Losses as they are incurred or suffered by such Indemnified Party. The Company shall not have any obligation under this indemnity provision for claims which are first made after the expiration of all applicable statutes of limitations, or for liabilities resulting from the gross negligence or willful misconduct of any Indemnified Party.

                   (b)  If any Indemnified Party is entitled to  indemnification hereunder, such Indemnified Party shall give notice to the Company of any claim or of the commencement of any proceeding against the Company or any Indemnified Party brought by any third party with respect to which such Indemnified Party seeks indemnification pursuant hereto; provided, however, that the delay to so notify the Company shall not relieve the Company from any obligation or liability except to the extent the Company is prejudiced by such delay. The Company shall have the right, exercisable by giving written notice to an Indemnified Party within 30 days after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the expense of the Company, the defense of any such claim or proceeding with counsel reasonably satisfactory to such Indemnified Party. After notice from the Company to the Indemnified Party of its election to assume the defense of such claim or proceeding, the Company shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Company, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Company and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the opinion of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Company shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties. The Company shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by claimant or plaintiff to such Indemnified Party or Parties of a release, in form and substance satisfactory to the Indemnified Party or Parties, from all liability in respect of such claim, litigation or proceeding.

             11.2 Survival of Representations and Warranties. All representations and warranties contained in this Agreement or in the other Transaction Documents shall survive, for a period of three (3) years from the date hereof, the execution and delivery of this Agreement, any investigation at any time made by any Purchaser or on such Purchaser's behalf, the purchase of the Securities by the Purchasers under this Agreement and any disposition of or payment on the Securities.

             11.3 Amendment and Waiver. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by the Purchasers and/or the other holders of the Notes, holding a majority of the aggregate principal amount of the Notes, and the Company.

             11.4 Notices, Etc. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be delivered personally, sent by telecopier (with written confirmation of receipt), mailed by registered or certified mail, return receipt requested, or by a nationally recognized overnight courier, postage prepaid, addressed, (a) if to Internexus, at such address or telecopier number as is set forth next to Internexus' name on the signature page hereto, or as Internexus shall have furnished to the Company in writing, with a copy to Greenberg, Peden, Siegmeyer & Oshman, P.C., 12 Greenway Plaza, 10th Floor, Houston, Texas 77046, telecopier no.: (713) 627-7057, to the attention of H.B. Naylor, III, Esq., or (b) if to FESGF, at such address or telecopier number as is set forth next to FESGF's name on the signature page hereto, or as FESGF shall have furnished to the Company in writing, with a copy to Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, New York 10022, telecopier no.: (212) 758-9526, to the attention of Morris Orens, Esq., or (c) if to the Company, at 102 West 500 South, Suite 320, Salt Lake City, Utah 84101, telecopier no.: (801) 532-6060, to the attention of Chief Executive Officer, or at such other address or telecopier number, or to the attention of such other officer, as the Company shall have furnished to the Purchasers in writing, with a copy to Parsons Behle & Latimer, telecopier no.:
(801) 532-1234, to the attention of Scott Carpenter, Esq.

             11.5 Entire Agreement. This Agreement and the other Transaction Documents embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

             11.6 Successors and Assigns. Whenever in this Agreement any of the parties hereto are referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the respective parties which are contained in this Agreement shall bind and inure to the benefit of the successors and assigns of all other parties. The terms and provisions of this Agreement and the other Transaction Documents shall inure to the benefit of and shall be binding upon any assignee or transferee of any Purchaser, and in the event of such transfer or assignment, the rights and privileges herein conferred upon any such Purchaser shall automatically extend to and be vested in, and become an obligation of, such transferee or assignee, all subject to the terms and conditions hereof. In connection therewith, such transferee or assignee may disclose all documents and information which such transferee or assignee now or hereafter may have relating to the Notes, this Agreement, the other Transaction Documents, the Company, any other Persons referred to herein or any of the business of any of the foregoing entities, subject to such transferee or assignee executing a confidentiality agreement reasonably satisfactory to the Company.

             11.7 Agreement and Action of the Purchasers. Upon any occasion requiring, permitting or referencing an act or an approval, consent, waiver, election or other action on the part of the Purchasers, any such action shall
(i) be taken upon the affirmative vote of the Purchasers and/or the other holders of the Notes, holding a majority or agreeing to purchase a majority under this Agreement of the aggregate principal amount of the Notes, or (ii) be deemed to have been taken by the Purchasers upon such action being taken by the Purchasers and/or the other holders of the Notes, holding a majority of the aggregate principal amount of the Notes.

             11.8 Expenses. Subject to the limitation set forth in Sections 4.1(f), the Company agrees to pay all costs and expenses of the Purchasers in connection with the preparation, execution, delivery and administration of this Agreement or any amendments or modifications hereto and other instruments and documents to be executed contemporaneously herewith, including reasonable attorney's fees and out-of-pocket expenses of counsel for the Purchasers.

             11.9 Descriptive Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

             11.10 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of New York, without regard to any choice-of-law principles thereof.

             11.11 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original.

         If this Agreement is satisfactory, please so indicate by signing the applicable attached signature page of this Agreement and delivering such counterpart to the Company, whereupon this Agreement will become binding among the parties hereto in accordance with its terms.


                                         CONVERGENCE COMMUNICATIONS, INC.


                                         By: /S/ Troy D'Ambrosio
                                             __________________________________
                                             Name:   Troy D'Ambrosio
                                             Title:  Senior Vice President


                                                  SECURITIES PURCHASE AGREEMENT FOR
                                             SUBORDINATED EXCHANGEABLE PROMISSORY NOTES
                                                      PURCHASER SIGNATURE PAGE
Accepted and agreed as of the                                 Aggregate Principal Amount and
date first written above:                                     Purchase Price of Notes to be Purchased
                                                              by Internexus, S.A.: $5,000,000

         By:      /S/ Edwardo Priu
                  ________________________
                  Name:
                  Title:

Address:          Peron 925, 5th Floor
                  Buenos Aires 1038, Argentina

Telephone: 011-541-327-1702
Telecopy:  011-541-325-8705

with a copy to:

Address:                                                      Tax I.D. Number:
           Greenberg, Peden, Siegmeyer
            & Oshman, P.C.
           12 Greenway Plaza, 10th Floor                      (if acquired in the name of a
           Houston, Texas 77046                               nominee, the taxpayer I.D.
           Attention: H.B. Naylor, III, Esq.                  number of such nominee)

Telephone: (713) 627-2720
Telecopy:   (713) 627-7057

                                                              Designated Bank:
Nominee (name in which the
Notes are to be registered,                                   _____________________________________
if different than name of                                     Name
Purchaser):
                                                              _____________________________________
                                                              ABA #

                                                              _____________________________________
______________________________________                        Street Address
      (Nominee's Name)
                                                              _____________________________________
                                                              City     State      Zip Code

                                                              _____________________________________
                                                              Account Number    Attention

                                                 SECURITIES PURCHASE AGREEMENT FOR
                                             SUBORDINATED EXCHANGEABLE PROMISSORY NOTES
                                                      PURCHASER SIGNATURE PAGE
Accepted and agreed as of the                                 Aggregate Principal Amount
date first written above:                                     and Purchase Price of Notes to be
                                                              Purchased by FondElec Essential
                                                              Services Growth Fund, L.P.: $5,000,000

      By:  /S/ Thomas Cauchois
           ________________________
           Name: Thomas Cauchois
           Title:   Director of FondElec ESGP Corp.,
                     the General Partner of FESGF
Address:          333 Ludlow Street
                  Stamford, Connecticut 06902
Telephone: (203) 326-4570
Telecopy:  (203) 326-4578

with a copy to:

Address:                                                      Tax I.D. Number: 98 0177158
           Swidler Berlin Shereff Friedman, LLP
           919 Third Avenue                                   (if acquired in the name of a
           New York, New York 10022-9998                      nominee, the taxpayer I.D.
           Attention: Morris Orens, Esq.                      number of such nominee)

Telephone: (212) 891-9450
Telecopy:  (212) 758-9526

                                                              Designated Bank:
Nominee (name in which the                                    Barclays Bank plc____________________
Notes are to be registered,                                   Name
if different than name of
Purchaser):                                                   026 002 574__________________________
                                                              ABA #

                                                              75 Wall Street_______________________
___________________________________                           Street Address
      (Nominee's Name)
                                                              New York, New York___________________
                                                              City        State   Zip Code

                                                              215 954 099__________________________
                                                              Account Number    Attention